                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        POST-EFFECTIVE AMENDMENT NUMBER 1
                                       TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                         TAITRON COMPONENTS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)

                                   95-4249240
                      (I.R.S. Employer Identification No.)

                   25202 ANZA DRIVE, SANTA CLARITA, CALIFORNIA

                    (Address of Principal Executive Offices)

                                      91355
                                   (Zip Code)

            TAITRON COMPONENTS INCORPORATED 1995 STOCK INCENTIVE PLAN
                              (Full Title of Plan)

                                  STEWART WANG
                                25202 ANZA DRIVE
                         SANTA CLARITA, CALIFORNIA 91355
                     (Name and Address of Agent for Service)

                                 (661) 257-6060
          (Telephone Number, Including Area Code, of Agent For Service)


                         CALCULATION OF REGISTRATION FEE

 ---------------------------------------------------------------------------------------------------------------------------------
                                            Amount             Proposed Maximum       Proposed Maximum
    Title of Securities                      To Be              Offering Price            Aggregate             Amount of
      to be Registered                    Registered             Per Share(1)          Offering Price        Registration Fee
----------------------------------------------------------------------------------------------------------------------------------
    Class A Common Stock,
    $.001 par value                         300,000                 $3.56                $1,068,000                $321
-----------------------------------------------------------------------------------------------------------------------------------

     (1) Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(c) under the Securities Act of 1933, based upon the average of the high and low prices on March 16, 2000 as reported on the Nasdaq Stock Market.

        Pursuant to General Instruction E to Form S-8, the contents of the Registration Statement filed by Taitron Components Incorporated (the "Registrant") under Registration Number 33-94102, with respect to the securities offered pursuant to the Registrant's 1995 Stock Incentive Plan, as amended, are hereby incorporated by reference herein, and the exhibits listed below are annexed hereto.


ITEM 8. EXHIBITS.

     4.1  Registrant's 1995 Stock Incentive Plan, as amended. *

     5.1 Opinion of Troop Steuber Pasich Reddick & Tobey, LLP regarding validity of securities.

     23.1 Consent of Troop Steuber Pasich Reddick & Tobey, LLP (included in
          Exhibit 5.1).

     23.2 Consent of Grant Thorton, LLP.

     23.3 Consent of KPMG, LLP

     24   Power of Attorney (contained within signature page).

--------------------------------

* Exhibit previously filed with Form 10Q for the quarter ended June 30, 1998 and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clarita, State of California, on this 24th day of March, 2000.

                                     TAITRON COMPONENTS INCORPORATED
                                     (Registrant)


                                     By: /s/ Stewart Wang
                                        -----------------------------
                                        Stewart Wang
                                        Chief Executive Officer
                                        and President


                                POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Stewart Wang as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any or all amendments (including post effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates stated.

      SIGNATURE                        TITLE                              DATE
      ---------                        -----                              ----
/s/ Stewart Wang               Chief Executive Officer,              March 24, 2000
-----------------              President and Director
Stewart Wang                   (Principal Executive Officer)

/s/ Steven Dong                Chief Financial Officer               March 24, 2000
-----------------              (Principal Accounting Officer)
Steven Dong                    (Principal Financial Officer)

/s/ Tzu Sheng Ku               Chairman of the Board                 March 24, 2000
-----------------
Tzu Sheng Ku

/s/ Winston Gu                 Director                              March 24, 2000
-----------------
Winston Gu

/s/ Richard Chiang             Director                              March 24, 2000
-----------------
Richard Chiang

/s/ Felix M. Sung              Director                              March 24, 2000
-----------------
Felix M. Sung

                                  EXHIBIT INDEX

                                                                                       Sequentially
Exhibit No.                           Description                                      Numbered Page
-----------                           -----------                                      -------------
4.1            Registrant's 1995 Stock Incentive Plan, as amended.*                          --

5.1            Opinion of Troop Steuber Pasich Reddick & Tobey, LLP regarding
               validity of securities.                                                        5

23.1           Consent of Troop Steuber Pasich Reddick & Tobey, LLP (included in
               Exhibit 5.1).                                                                  5

23.2           Consent of Grant Thorton, LLP.                                                 6

23.3           Consent of KPMG, LLP.                                                          7

24             Power of Attorney (contained within signature page).                           3

--------------------------------
* Exhibit previously filed with Form 10Q for the quarter ended June 30, 1998 and incorporated herein by reference.